Segment reporting	12 Months Ended
Dec. 31, 2022
Disclosure of operating segments [abstract]
Segment reporting	Segment reporting
Operating segments are components of an entity that engage in business activities from which they earn revenues and incur expenses (including revenues and expenses related to transactions with the other entities within the group). We assess our operating segments based on information regularly provided to and reviewed by the Chief Operating Decision Maker (CODM), which we have identified as our Chief Executive Officer. This information is used to make resource allocation decisions and to assess financial performance. Our CODM reviews financial information prepared on a consolidated basis for the purposes of making resource allocation decisions and assessing the performance of the overall organization. Based on an evaluation of all facts and circumstances, the Company has determined that it functions as a single operating and reporting segment.
We attribute revenues from external customers to individual countries based on the location of our delivery centres or where the services were provided from.

Years Ended December 31 (millions)	2022	2021	2020
Philippines	$448	$344	$287
United States	401	311	208
Germany	275	312	242
Guatemala	224	185	152
Canada	217	188	139
El Salvador	140	121	111
Bulgaria	129	124	104
Spain	127	130	82
Ireland	98	111	92
Other	409	368	165
	$2,468	$2,194	$1,582
We do not have significant amounts of net long-lived assets located outside of Canada. As at December 31, 2022, on a historical cost basis, we had net long-lived assets of approximately $2,373 million (December 31, 2021 – $2,543 million) located within Canada, and approximately $434 million (December 31, 2021 – $400 million) outside of Canada.